UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class I Shares -- returned 34.24% for the year ended May 31, 2021, compared to a return of 40.32% for the Standard & Poor’s 500 Index over this period. Please see pages 8 through 11 of this report for complete standardized performance information for the Fund.

Market Perspective
After the substantial market volatility in the first few months of 2020, the experience for most market participants has been largely positive as investors looked through the strong declines in corporate earnings and other pandemic induced economic uncertainties. In more recent months, investors have appeared more exuberant in anticipation of a broad reopening of the economy as vaccination approvals and rollouts have enabled substantial numbers of people in the United States and elsewhere to be vaccinated and begin a return to relative normalcy. Many companies have seen improving quarterly business results, albeit against very easy comparisons. Investor sentiment for much of the period has also been buoyed by substantial monetary and fiscal support provided by the Federal Reserve and U.S. Executive and Legislative branches. Such support has continued even with the change in administrations after last year’s election with overall levels of assistance exceeding that provided during the financial crisis of the late 2000s.

Despite some very positive results from many of the companies that we own in the Fund over the last twelve months, it has underperformed the S&P 500 Index. This is not uncommon in a “risk on” market environment where more speculative options have led the rally and our analysis indicates a clear lack of focus on quality factors by market participants for the last twelve months, although we have noted some rotation favoring quality investments more recently.

One indication of the lack of appreciation for consistent, quality businesses can be found by reviewing market returns for the period measured by the S&P Earnings and Dividend Quality Rankings. Companies with more consistent earnings and dividend payments are ranked higher by S&P than those companies that are typically more volatile. Given the nature of the rankings, companies rated A- or above are considered higher quality businesses. Attribution comparisons to the S&P 500 Index indicates that over the last twelve months, the Fund’s underperformance in the A- and above categories exceeded the Fund’s overall relative shortfall by more than 200 basis points. We have been pleased by the 34.24% appreciation of the Fund during this period, but with nearly two-thirds of our companies rated A- or better, we believe the Fund’s underperformance is more indicative of a frothy market than the businesses results of the companies in the Fund.

The Effect at Jensen
During the period, specific stock selection added value in the Communication Services and Consumer Discretionary sectors, while detracting from returns primarily in the Consumer Staples and Healthcare sectors. From a sector perspective, our relative overweight in Healthcare as well as our lack of presence in the Financial sector detracted from performance. In contrast, our lack of exposure to Utilities and a relative overweight to Industrials added value. Typically, very few

Annual Report	The Jensen Quality Growth Fund Inc.	1

companies in the Financial and Utilities sectors qualify for our strict requirement for high and prolonged profitability, as measured by Return on Equity, and consequently, our lack of exposure to sectors that do not deliver consistently high business returns will add or detract value periodically.

Leading contributors to performance during the period were Alphabet (GOOGL) and UPS (UPS). Continuing recovery in macroeconomic activity has helped boost business performance at Alphabet over the last three fiscal quarters with increases in advertiser spending producing solid recovery in margins for the business. The stock price has reflected this favorable performance and the resiliency of Alphabet’s business model. In our view, competitive advantages for the company remain intact despite the shocks to economic activity experienced over the last twelve months and investments in the Google cloud business are also showing strength.

UPS delivered very strong business performance over the last twelve months as secular growth resulting from the shift to online economic activity due to the pandemic benefitted shipping companies – particularly those with the scale of UPS. Primary drivers for growth included strong volume growth and higher pricing together with solid cost control that resulted from business enhancement efforts instituted by the company’s leadership team. The stock price responded favorably during the period reflecting the business performance during the pandemic. Nevertheless, we remain conservative in our outlook for the company, mindful that no guidance has been provided. Likewise, the upcoming year over year earnings comparisons could prove challenging and it has yet to be seen whether the pandemic-induced secular shift benefitting shipping companies will last. Consequently, we have opportunistically trimmed our position in UPS given the strong stock performance of the past twelve months.

Two holdings detracted from the Fund’s performance for the period – Becton Dickinson (BDX) and Verisk Analytics (VRSK). Verisk Analytics is a recent addition to the Fund and is discussed further below.

Becton Dickinson has experienced less consistent business performance over the last twelve months. Although there has been strong demand for its needles and syringes, lower global healthcare utilization rates caused by the pandemic reduced usage of many of the company’s other products. Sporadic resurgences of COVID-19 around the globe also dampened short-term results. Additionally, the market reacted negatively to the news that the company is addressing a recall related to one of its products. More recently there has been recovery in the business results as increasing vaccination and healthcare utilization rates continue to enable healthcare facilities to reopen. The company has continued to invest in its business, including several small acquisitions that we believe will enhance future growth prospects. Despite the short-term challenges to the business, we believe Becton Dickinson continues to warrant its position within the Fund given the company’s solid competitive advantages and long-term growth expectations.

We are constantly evaluating all of the businesses owned by the Fund as well as other investment candidates to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations, valuation opportunities and overall risk profiles for our companies.

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Fund Additions and Eliminations
During the period, the Fund’s investment team sold its holdings in Emerson Electric Company (EMR), Oracle (ORCL), Omnicom (OMC), Amphenol (APH) and VF Corporation (VFC) and initiated new positions in Starbucks (SBUX), Home Depot (HD), Waste Management (WM) and Verisk Analytics (VRSK) due to solid business fundamentals and attractive valuations for these stocks. A brief synopsis of the changes follows:

During the year ended May 31, 2021, we completed the liquidation of Emerson Electric Company (EMR). With operations in a mix of businesses, historically, we have been attracted to the company’s solid market positions, strong innovation capabilities and the high switching costs in the company’s automation solutions business. Several years ago, the company embarked on a material corporate transformation. As part of the transformation, EMR sold a number of its lower margin businesses and made numerous acquisitions in the automation solutions and consumer and residential solutions segments. The primary goals of the transformation were to bring more focus to the company’s operations and to boost margins, cash flows and business value. As patient, long-term investors, we applauded the company’s efforts to achieve these goals.

Unfortunately, the transformation has fallen short of management’s goals and targets. Of note, the acquisition of twenty-four companies over the past four fiscal years has made it difficult to assess management’s success in integrating those businesses and the strength of the company’s competitive advantages going forward. Given this lack of visibility, the investment committee decided to liquidate the position and deploy the proceeds in names with more clarity in their strategic vision, stronger competitive advantages and fundamental outlooks.

The Fund’s investment team also sold Oracle from the Fund during the period due to fundamental concerns with the company’s revenue growth trends and with the ongoing transitions in company leadership in the face of key executive losses.

We also completed the sale of Omnicom Group. OMC and its subsidiaries provide advertising, marketing, and public relations services through a network of advertising agencies, including well-known companies BBDO, DAS, DDB, OMG, and TBWA. While the company still displays many positive attributes, including global scale, strong brands, solid balance sheet, and high profitability, we have successively reduced our holdings in OMC over recent years due to increasing concerns over slowing growth and disruptive competition. Consequently, we decided to fully exit the position, which represented less than 1% of Fund assets and redeploy the proceeds into what we believe are more attractive investment opportunities.

Amphenol is a global leader in the development and production of electric connectors and sensors. Competitive advantages remain intact and include technology leadership and manufacturing scale. We began reducing the Fund’s position in Amphenol in 2019 when the stock price became elevated relative to multiple valuation metrics. We continue to closely monitor Amphenol and may consider repurchasing a position should we see improvement in the combination of business fundamentals and stock price valuation.

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During the first quarter of 2021, we sold VF Corporation (VFC). VFC sells apparel, footwear, and accessories through over 30 brands including The North Face®, Vans®, Timberland®, Dickies®, and Supreme® with a focus on outdoor and lifestyle designs. VFC possesses considerable competitive advantages, including well-known brands, proven design and innovation capabilities, and large economies of scale. Additionally, VFC has strengths in revenue diversification, a solid balance sheet and effective management. VFC was a relatively small position in the Fund, and due to extraordinary challenges retailers have faced during the coronavirus pandemic, we elected to sell the position in VFC and focus on other opportunities.

Starbucks is a widely known restaurant company and coffee roaster, selling coffee and food worldwide in over 30,000 restaurants. Approximately two-thirds of sales comprise the Americas (primarily the U.S. and Canada), one quarter are outside the Americas (primarily China, Japan, and Europe), and the remainder are generated from consumer-packaged goods including whole bean and ground coffees, single-serve drinks, and other branded products. Half of Starbucks’ stores are company-owned, with the balance licensed to large-scale, long-term partners.

Driving our investment thesis are the company’s strong competitive advantages, including its brand equity, economies of scale, network effect from its digital loyalty program and large store base, and its track record of successful menu and technological innovation. Other positives include diversified revenue sources and a solid management team.

Tempering our enthusiasm are current weaknesses driven by the ongoing coronavirus containment efforts, including reduced air travel and commuting, and longer-term challenges due to the competitive industry and low customer switching costs. While we consider that Starbucks is well-positioned to recover from the current crisis, we recognize that there are near-term headwinds requiring a long-term view. Overall, given the strength of Starbucks’ underlying business model and the attractive valuation of the company’s stock, we were pleased to add the company to the Fund.

Home Depot built its market leadership by embarking on an aggressive early-mover store build-out starting in the late 1990s through the early 2000s. The company further cemented its dominance through additional competitive advantages such as high barriers to entry, brand equity, and economies of scale.

We believe Home Depot’s leadership team has done an excellent job integrating e-commerce into its retail model and we consider it to be one of the best models that blend online, physical stores, and rapid fulfillment distribution centers. The company has done well in merchandising its stores and serving both professional contractors and do it yourself (DIY) consumers. Stable and long-term demand is driven by the ongoing need for housing, aging housing stock that requires more repairs than newer homes, and home sales transactions. As a result, we believe the company can consistently grow its top line in the mid-single digits and leverage revenues by scaling its operations to enable the business to increase earnings in the high single digits.

Waste Management is the largest waste disposal company in North America with approximately a 20% market share in a business characterized by high entry barriers. The company’s primary competitive advantage is its industry-leading waste collection and disposal network. This network

4	The Jensen Quality Growth Fund Inc.	Annual Report

allows Waste Management to efficiently collect and process waste while generating transfer and disposal fees from competitors. We expect WM to grow and create business value due to pricing power, business mix opportunities, population growth and new business formation. Our investment thesis incorporates concerns including the current cyclical weakness and ongoing disruption in the global recycling market. However, we view these risks as manageable due to the diversity of Waste Management’s customer base, the essential nature of its services and ongoing contractual negotiations designed to improve recycling service economics.

Home Depot and Waste Management demonstrate many of the ‘Quality Growth’ attributes we prize including competitive advantages, high returns on capital and consistent free cash flow generation. We are pleased to add both companies to the Fund.

Founded in 1971, Verisk Analytics (Verisk) is a data analytics provider serving customers in the property and casualty (P&C) insurance, natural resources, and financial services end markets. Network effect is the primary competitive advantage across Verisk’s business. The company operates within a consortium that runs a ‘give-to-get’ business model where customers provide raw data to Verisk free of charge. In return, Verisk anonymizes the data, builds industry-specific analytics, and sells these solutions back to customers. These tools often become integrated into customer workflows which creates high customer switching costs. We expect Verisk to create business value due to pricing power, end market growth, and new product development. Our investment thesis incorporates risks to the company’s success, notably increasing competition in the financial services end market and cyclical demand patterns among energy customers. However, we view these risks as manageable due to the diversity of Verisk’s customer base and the high degree of revenue generated under subscription agreements.

In addition to these changes, the Investment Committee remained active in trimming positions seen as more fully valued or fundamentally challenged to reflect Jensen’s convictions in the businesses and relative valuation opportunities within the context of the ongoing economic upheaval.

The Jensen Outlook
Much has been written about the recent rise in the U.S. inflation data, manifested in rising wage and commodity costs, as well as in supply chain dislocations and exacerbated by overall strength in consumer balance sheets arising from the substantial stimulus and assistance distributed since the pandemic was declared in early 2020.

Inflationary pressures are very real, what remains to be seen and is harder to predict, is how long such pressures remain. Combined with potential upward pressure on interest rates and a likely return to slower overall growth rates for business performance once the easy comparisons come to an end, there is meaningful potential for volatility going forward in the markets.

While stimulus programs have acted as a salve during the pandemic it is temporary in nature and concerns about the cost and how to pay for all the massive distributions that have been added to sovereign debt levels around the globe are increasing. Assuming such stimulus programs are not repeated, we are mindful of a potential “fiscal cliff” appearing in 2022 that we do not believe has been fully discounted by the markets thus far.

Annual Report	The Jensen Quality Growth Fund Inc.	5

Should inflationary and related concerns become more prevalent we are confident that the quality businesses that we favor are well positioned to navigate the consequent stresses. We seek to invest in high-quality businesses because of the very attributes that solid competitive advantages and successful long-term business models provide. High-quality businesses are characterized by robust financial strength and consistent free cash flow that reduce their dependence on debt capital and the negative impact from higher borrowing costs. Further, the market dominance of high-quality companies provides pricing power that we believe can offset inflationary headwinds that erode the value proposition of lower quality businesses.

At Jensen we remain focused on the long term, investing in individual companies we deem to be of highest quality as evidenced by strong and durable business characteristics. Our research prizes dominant competitive advantages, balance sheet strength and free cash flow consistency and provides a framework to understand the companies in which we invest: our decision making is driven by this critical bottom-up fundamental business analysis. While the Fund companies are not immune to global stresses, we remain confident that they possess business models that can mitigate economic risk and reduce the volatility of the Fund’s returns. Our goal has been and remains to produce strong long-term returns while minimizing the risk of permanent loss of capital.

We believe the companies in the Fund have the potential to perform relatively well from a fundamental standpoint given their competitive positions and strong cash flow generation. Further, because of higher valuations and continued emphasis on equities by most investors, short-term market volatility stemming from any of the factors discussed earlier could also provide us with attractive opportunities as it has in the past. We see this as a key activity for a high conviction, active investment management firm – utilizing market volatility and pricing dislocations as an opportunity to take advantage of disconnects in the stocks of these businesses.

As we look to the remainder of 2021 and beyond, our near-term investment focus will be to analyze additional information about our companies’ revenue, earnings and cash flow growth expectations, the evolving trends associated with the global economic reopening and the impact of some of the pressures discussed earlier. This will further shape our outlook for each business model and their future prospects. We believe the environment will continue to improve for high-quality businesses as economic reality highlights the inherent strengths that such businesses possess and differentiates these companies from less robust competition.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our shareholders, partners and clients and we trust that we will continue to deliver the results you expect of us.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Quality Growth Investment Team

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This discussion and analysis of the Fund is as of May 2021 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Basis Point: Is a value equaling one one-hundredth of a percent (1/100 of 1%).

Return on Invested Capital: A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. Return on invested capital gives a sense of how well a company is using its money to generate returns.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	The Jensen Quality Growth Fund Inc.	7

Jensen Quality Growth Fund Inc. - Class J (Unaudited)

Average Annual Returns – For year ended May 31, 2021	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	33.95%	18.07%	17.01%	13.85%
S&P 500 Stock Index	40.32%	18.00%	17.16%	14.38%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2011 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

8	The Jensen Quality Growth Fund Inc.	Annual Report

Jensen Quality Growth Fund Inc. - Class R (Unaudited)

Average Annual Returns – For year ended May 31, 2021	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	33.36%	17.58%	16.54%	13.44%
S&P 500 Stock Index	40.32%	18.00%	17.16%	14.38%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2011 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	The Jensen Quality Growth Fund Inc.	9

Jensen Quality Growth Fund Inc. - Class I (Unaudited)

Average Annual Returns –	1 year	3 years	5 years	10 years
For year ended May 31, 2021
Jensen Quality Growth Fund - Class I	34.24%	18.35%	17.30%	14.13%
S&P 500 Stock Index	40.32%	18.00%	17.16%	14.38%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on May 31, 2011 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

10	The Jensen Quality Growth Fund Inc.	Annual Report

Jensen Quality Growth Fund Inc. - Class Y (Unaudited)

Total Returns –	1 Year	3 Year	Since Inception
For periods ended May 31, 2021			(September 30, 2016)
Jensen Quality Growth Fund - Class Y	34.34%	18.43%	17.71%
S&P 500 Stock Index	40.32%	18.00%	17.48%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	The Jensen Quality Growth Fund Inc.	11

Investments by Sector as of May 31, 2021
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

12	The Jensen Quality Growth Fund Inc.	Annual Report

Statement of Assets & Liabilities
As of May 31, 2021

Assets:
Investment, at value (cost $5,480,451,330)	$10,324,953,907
Dividend and interest income receivable	16,351,011
Receivable for capital stock issued	6,695,800
Other assets	158,503
Total assets	$10,348,159,221

Liabilities:
Payable to Investment Adviser	4,393,231
Payable for capital stock redeemed	6,415,473
Accrued distribution fees	1,064,493
Accrued director fees	58,937
Accrued expenses and other liabilities	1,423,429
Total liabilities	13,355,563
Total Net Assets	$10,334,803,658

Net Assets Consist of:
Capital stock	5,235,514,177
Total distributable earnings	5,099,289,481
Total Net Assets	$10,334,803,658

Net Assets Consist of:
Class J Shares
Net Assets	$2,549,593,720
Shares outstanding	42,493,628
Net Asset Value - Offering Price and Redemption Price Per Share
(2,000,000,000 shares authorized)	$60.00

Class R Shares
Net Assets	$26,380,176
Shares outstanding	442,198
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$59.66

Class I Shares
Net Assets	$5,003,473,512
Shares outstanding	83,398,534
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$59.99

Class Y Shares
Net Assets	$2,755,356,250
Shares outstanding	45,935,621
Net Asset Value - Offering Price and Redemption Price Per Share
(1,000,000,000 shares authorized)	$59.98

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments
May 31, 2021 (showing percentage of total net assets)

Common Stocks - 99.01%

shares	Air Freight & Logistics - 2.28%	value
1,098,000	United Parcel Service, Inc. - Class B	$235,630,800

shares	Beverages - 6.17%	value
4,310,000	PepsiCo, Inc.	$637,621,400

shares	Commercial Services & Supplies - 2.02%	value
1,486,000	Waste Management, Inc.	$209,050,480

shares	Food Products - 3.13%	value
5,140,000	General Mills, Inc.	$323,100,400

shares	Health Care Equipment & Supplies - 9.99%	value
2,200,000	Becton Dickinson and Company	$532,158,000
1,959,000	Stryker Corporation	$500,073,930
		$1,032,231,930

shares	Health Care Providers & Services - 4.46%	value
1,120,000	UnitedHealth Group, Inc.	$461,350,400

shares	Hotels, Restaurants & Leisure - 2.77%	value
2,518,000	Starbucks Corporation	$286,749,840

shares	Household Products - 2.28%	value
1,747,000	The Procter & Gamble Company	$235,582,950

shares	Industrial Conglomerates - 5.49%	value
2,795,600	3M Company	$567,618,624

shares	Interactive Media & Services - 6.98%	value
306,000	Alphabet, Inc. - Class A (a)	$721,196,100

The accompanying footnotes are an integral part of the Financial Statements.

14	The Jensen Quality Growth Fund Inc.	Annual Report

Schedule of Investments continued
May 31, 2021 (showing percentage of total net assets)

shares	IT Services - 15.18%	value
1,656,000	Accenture PLC - Class A (b)	$467,256,960
1,629,000	Automatic Data Processing, Inc.	$319,316,580
1,564,000	Broadridge Financial Solutions, Inc.	$249,426,720
4,255,000	Cognizant Technology Solutions Corporation - Class A	$304,487,800
634,000	Mastercard, Inc. - Class A	$228,607,720
		$1,569,095,780

shares	Pharmaceuticals - 9.51%	value
3,644,000	Johnson & Johnson	$616,747,000
9,446,000	Pfizer, Inc.	$365,843,580
		$982,590,580

shares	Professional Services - 3.58%	value
1,144,000	Equifax, Inc.	$268,885,760
585,000	Verisk Analytics, Inc.	$101,105,550
		$369,991,310

shares	Semiconductors & Semiconductor Equipment - 2.39%	value
1,299,000	Texas Instruments, Inc.	$246,576,180

shares	Software - 10.27%	value
846,000	Intuit, Inc.	$371,470,140
2,764,000	Microsoft Corporation	$690,115,520
		$1,061,585,660

shares	Specialty Retail - 4.37%	value
821,000	The Home Depot, Inc.	$261,825,110
2,809,600	The TJX Companies, Inc.	$189,760,384
		$451,585,494

shares	Technology Hardware, Storage & Peripherals - 4.20%	value
3,482,000	Apple, Inc.	$433,892,020

shares	Textiles, Apparel & Luxury Goods - 3.94%	value
2,986,000	NIKE, Inc. - Class B	$407,469,560

The accompanying footnotes are an integral part of the Financial Statements.

Annual Report	The Jensen Quality Growth Fund Inc.	15

Schedule of Investments continued
May 31, 2021 (showing percentage of total net assets)

Total Common Stocks		value
(Cost $5,388,416,930)		$10,232,919,508

Short-Term Investment - 0.89%
shares	Money Market Fund - 0.89%	value
92,034,399	First American Treasury Obligations Fund - Class X, 0.016% (c)	$92,034,399

Total Short-Term Investment		value
(Cost $ 92,034,399)		$92,034,399

Total Investments		value
(Cost $5,480,451,330) - 99.90%		$10,324,953,907
Other Assets in Excess of Liabilities - 0.10%		$ 9,849,751
TOTAL NET ASSETS - 100.00%		$10,334,803,658

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.52% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying footnotes are an integral part of the Financial Statements.

16	The Jensen Quality Growth Fund Inc.	Annual Report

Statement of Operations
Year Ended May 31, 2021

Investment Income:
Dividend income	$164,710,188
Interest income	79,766
Total investment income	164,789,954

Expenses:
Investment advisory fees	46,527,639
12b-1 - Class J	6,283,043
Shareholder servicing fees - Class I	2,872,712
Administration fees	1,446,892
Sub-transfer agent expenses - Class J	1,144,685
Transfer agent fees - Class I	939,271
Fund Accounting fees	512,722
Transfer agent expenses	455,811
Federal and state registration fees	318,548
Custody fees	242,998
Reports to shareholders - Class I	228,515
Directors’ fees and expenses	227,617
Professional fees	133,911
12b-1 fees - Class R	126,619
Reports to shareholders - Class Y	106,591
Other	103,633
Reports to shareholders - Class J	72,047
Chief Compliance Officer Fees	70,809
Transfer agent fees -Class J	62,551
Shareholder servicing fees - Class R	43,683
Transfer agent fees - Class Y	17,956
Transfer agent fees - Class R	16,376
Reports to shareholders - Class R	1,389
Interest Expense	47
Total expenses	61,956,065

Net Investment Income	102,833,889
Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	754,073,361
Change in unrealized appreciation on investments	1,973,675,055
Net realized and unrealized gain on investments	2,727,748,416
Net Increase in Net Assets Resulting from Operations	$2,830,582,305

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	17

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2021	May 31, 2020
Net investment income	102,833,889	105,308,049
Net realized gain on investment transactions	754,073,361	825,438,612
Change in unrealized appreciation(depreciation) on investments	1,973,675,055	(36,972,752)
Net increase in net assets resulting from operations	2,830,582,305	893,773,909

Capital Share Transactions:
Shares Sold - Class J	154,063,153	247,444,169
Shares Sold - Class R	3,286,762	5,272,964
Shares Sold - Class I	961,148,978	2,319,477,243
Shares Sold - Class Y	426,227,232	1,681,573,385
Shares issued in reinvestment of dividends - Class J	241,204,504	215,395,135
Shares issued in reinvestment of dividends - Class R	2,328,246	2,025,318
Shares issued in reinvestment of dividends - Class I	443,377,575	303,957,720
Shares issued in reinvestment of dividends - Class Y	196,499,842	71,318,754
Shares redeemed - Class J	(756,653,996)	(828,418,623)
Shares redeemed - Class R	(8,158,234)	(12,679,950)
Shares redeemed - Class I	(1,280,407,831)	(2,235,266,160)
Shares redeemed - Class Y	(665,921,652)	(333,286,627)
Net increase (decrease)	(283,005,421)	1,436,813,328

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(244,438,799)	(219,321,651)
Net dividends and distributions to shareholders - Class R	(2,328,720)	(2,038,825)
Net dividends and distributions to shareholders - Class I	(465,739,568)	(359,624,284)
Net dividends and distributions to shareholders - Class Y	(255,336,769)	(94,198,350)
Total dividends and distributions	(967,843,856)	(675,183,110)

Increase in Net Assets	1,579,733,028	1,655,404,127
Net Assets:
Beginning of Year	8,755,070,630	7,099,666,503
End of Year	$10,334,803,658	$8,755,070,630

The accompanying notes are an integral part of these financial statements.

18	The Jensen Quality Growth Fund Inc.	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$49.46	$47.79	$47.87	$43.44	$38.78
Income from investment
operations:
Net investment income(1)	0.52	0.58	0.47	0.44	0.45
Net realized and unrealized gains
on investments	15.63	5.30	3.88	5.49	6.00
Total from investment
operations	16.15	5.88	4.35	5.93	6.45
Less distributions:
Dividends from net
investment income	(0.52)	(0.54)	(0.46)	(0.41)	(0.43)
Distributions from
capital gains	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(5.61)	$(4.21)	$(4.43)	$(1.50)	$(1.79)
Net asset value, end of year	$60.00	$49.46	$47.79	$47.87	$43.44
Total return	33.95%	12.15%	9.58%	13.77%	17.12%
Supplemental data and ratios:
Net assets, end of
year(000’s)	$2,549,594	$2,422,553	$2,700,303	$2,594,126	$2,604,964
Ratio of expenses to average
net assets	0.82%	0.84%	0.86%	0.87%	0.87%
Ratio of net investment income to
average net assets	0.89%	1.11%	0.97%	0.92%	1.12%
Portfolio turnover rate	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	19

Financial Highlights
Class R

Per Share Data:	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of year	$49.18	$47.53	$47.62	$43.23	$38.59
Income from investment
operations:
Net investment income(1)	0.25	0.34	0.28	0.26	0.29
Net realized and unrealized gains
on investments	15.57	5.30	3.86	5.47	5.98
Total from investment
operations	15.82	5.64	4.14	5.73	6.27
Less distributions:
Dividends from net
investment income	(0.25)	(0.32)	(0.26)	(0.25)	(0.27)
Distributions from
capital gains	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(5.34)	$(3.99)	$(4.23)	$(1.34)	$(1.63)
Net asset value, end of year	$59.66	$49.18	$47.53	$47.62	$43.23
Total return	33.36%	11.66%	9.17%	13.34%	16.69%
Supplemental data and ratios:
Net assets, end of
year(000’s)	$26,380	$23,995	$28,197	$31,597	$27,300
Ratio of expenses to average
net assets	1.26%	1.27%	1.24%	1.24%	1.24%
Ratio of net investment income to
average net assets	0.44%	0.68%	0.58%	0.56%	0.75%
Portfolio turnover rate	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

20	The Jensen Quality Growth Fund Inc.	Annual Report

Financial Highlights
Class I

Per Share Data:	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of year	$49.46	$47.81	$47.90	$43.46	$38.80
Income from investment
operations:
Net investment income(1)	0.61	0.66	0.60	0.55	0.56
Net realized and unrealized gains
on investments	15.65	5.34	3.87	5.51	6.00
Total from
investment operations	16.26	6.00	4.47	6.06	6.56
Less distributions:
Dividends from net
investment income	(0.64)	(0.68)	(0.59)	(0.53)	(0.54)
Distributions from
capital gains	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(5.73)	$(4.35)	$(4.56)	$(1.62)	$(1.90)
Net asset value, end of year	$59.99	$49.46	$47.81	$47.90	$43.46
Total return	34.24%	12.41%	9.85%	14.08%	17.42%
Supplemental data and ratios:
Net assets, end of
year(000’s)	$5,003,474	$4,002,485	$3,454,461	$3,261,893	$3,052,698
Ratio of expenses to average
net assets	0.61%	0.60%	0.61%	0.62%	0.60%
Ratio of net investment income to
average net assets	1.10%	1.37%	1.22%	1.18%	1.38%
Portfolio turnover rate	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

Annual Report	The Jensen Quality Growth Fund Inc.	21

Financial Highlights
Class Y

Per Share Data:	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	September 30, 2016(1) through May 31, 2017
Net asset value, beginning
of year	$49.46	$47.80	$47.90	$43.46	$40.12
Income from investment
operations:
Net investment
income(2)	0.66	0.73	0.63	0.58	0.34
Net realized and unrealized
gains on investments	15.64	5.31	3.87	5.51	4.65
Total from
investment operations	16.30	6.04	4.50	6.09	4.99
Less distributions:
Dividends from net
investment income	(0.69)	(0.71)	(0.63)	(0.56)	(0.29)
Distributions from
capital gains	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(5.78)	$(4.38)	$(4.60)	$(1.65)	$(1.65)
Net asset value, end of year	$59.98	$49.46	$47.80	$47.90	$43.46
Total return	34.34%	12.51%	9.90%	14.16%	12.85%(3)
Supplemental data
and ratios:
Net assets, end
of period(000’s)	$2,755,356	$2,306,038	$916,705	$536,621	$440,892
Ratio of expenses to
average net assets	0.52%	0.54%	0.55%	0.55%	0.56%(4)
Ratio of net investment
income to average net
assets	1.18%	1.46%	1.31%	1.25%	1.55%(4)
Portfolio turnover rate	12.33%	23.38%	17.50%	9.06%	6.80%(3)

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized
(4)	Annualized

The accompanying notes are an integral part of these financial statements.

22	The Jensen Quality Growth Fund Inc.	Annual Report

Notes to the Financial Statements
May 31, 2021

1. Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was incorporated as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares; Class J, Class I, Class R, and Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, Class I shares are subject to a shareholder servicing fee up to 0.10%, and Class Y shares are not subject to any 12b-1, shareholder servicing or sub transfer agency fee as described in the separate prospectuses for each of the funds share classes. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the

Annual Report	The Jensen Quality Growth Fund Inc.	23

market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

24	The Jensen Quality Growth Fund Inc.	Annual Report

The following is a summary of the inputs used, as of May 31, 2021, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$10,232,919,508	$10,232,919,508	$—	$—
Total Short-Term Investment	$92,034,399	$92,034,399	—	—
Total Investments	$10,324,953,907	$10,324,953,907	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended May 31, 2021 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting year.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2021. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report	The Jensen Quality Growth Fund Inc.	25

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2021	May 31, 2020
Shares sold	2,789,619	4,965,464
Shares issued in reinvestment of dividends	4,452,045	4,237,996
Shares redeemed	(13,730,284)	(16,727,817)
Net decrease	(6,488,620)	(7,524,357)
Shares outstanding:
Beginning of year	48,982,248	56,506,605
End of year	42,493,628	48,982,248

26	The Jensen Quality Growth Fund Inc.	Annual Report

	year ended	year ended
Class R	May 31, 2021	May 31, 2020
Shares sold	59,842	106,858
Shares issued in reinvestment of dividends	43,132	39,951
Shares redeemed	(148,707)	(252,144)
Net decrease	(45,733)	(105,335)
Shares outstanding:
Beginning of year	487,931	593,266
End of year	442,198	487,931

	year ended	year ended
Class I	May 31, 2021	May 31, 2020
Shares sold	17,470,732	46,606,590
Shares issued in reinvestment of dividends	8,186,385	5,987,147
Shares redeemed	(23,177,801)	(43,932,667)
Net increase	2,479,316	8,661,070
Shares outstanding:
Beginning of year	80,919,218	72,258,148
End of year	83,398,534	80,919,218

	year ended	year ended
Class Y	May 31, 2021	May 31, 2020
Shares sold	7,775,824	33,017,448
Shares issued in reinvestment of dividends	3,630,317	1,414,135
Shares redeemed	(12,098,519)	(6,980,668)
Net increase (decrease)	(692,378)	27,450,915
Shares outstanding:
Beginning of year	46,627,999	19,177,084
End of year	45,935,621	46,627,999

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the Year ended May 31, 2021, were $1,174,220,843 and $2,180,703,935, respectively.

Annual Report	The Jensen Quality Growth Fund Inc.	27

4. Income Taxes

The distributions of $107,389,201 and $103,370,615 paid during the years ended May 31, 2021 and 2020, respectively, were classified as ordinary income for tax purposes. The distributions of $860,454,655 and $571,812,495 paid during the years ended May 31, 2021 and 2020, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2021, distributable earnings decreased by $96,318,294 and capital stock increased by $96,318,294. The permanent difference relates to tax equalization.

At May 31, 2021, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,487,477,105
Gross unrealized appreciation	$4,851,805,269
Gross unrealized depreciation	$(14,328,467)
Net unrealized appreciation	$4,837,476,802
Undistributed ordinary income	$14,866,033
Undistributed long-term capital gain	$246,946,645
Distributable earnings	$261,812,678
Other accumulated gains	$1
Total distributable earnings	$5,099,289,481

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

5. Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund available under a revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The secured line of credit has a one-year term and is reviewed annually by the Board of Directors. The credit facility is with the Fund’s custodian, U.S. Bank. The current credit facility runs through December 13, 2021. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2021, the average interest rate on the Fund’s line of credit was 2.25%. During the year ended May 31, 2021, the Jensen Quality Growth Fund’s maximum borrowing was $250,000 and average daily borrowing was $2,055. The Fund’s max borrowing was on January 25, 2021.

28	The Jensen Quality Growth Fund Inc.	Annual Report

6. Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares. 12b-1 fees incurred for the year ended May 31, 2021, are disclosed on the Statement of Operations and the amount payable at year end is disclosed on the Statement of Assets and Liabilities.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the year ended May 31, 2021 was 0.06%.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the year ended May 31, 2021 was 0.17%.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2021, Charles Schwab & Co., Inc., for the benefit of its customers, held 46.05% of the outstanding shares of the Class J share class. At May 31, 2021, Wells Fargo Clearing Services LLC, for the benefit of its customers, held 44.62% of the outstanding shares of the Class I share class. At May 31, 2021, Great-West Trust Company LLC, for the benefit of its customers, held 41.04% of the outstanding shares of the Class R share class. At May 31, 2021, Edward D Jones and Co., for the benefit of its customers, held 34.25% of the outstanding shares of the Class Y share class.

Annual Report	The Jensen Quality Growth Fund Inc.	29

9. Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Directors has approved the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, it was determined that that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to the Fund’s prospectuses for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

10. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

11. Subsequent Events

On June 10, 2021, The Fund declared and paid a distribution from ordinary income of $0.10082587, $0.13329764, $0.03990240, and $0.14157103 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of June 9, 2021.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. The Board of Directors approved on July 20, 2021 the continuance of Quasar as the Fund’s distributor following the close of the transaction.

30	The Jensen Quality Growth Fund Inc.	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Jensen Quality Growth Fund Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Quality Growth Fund Inc. (the “Fund”) as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 28, 2021

Annual Report	The Jensen Quality Growth Fund Inc.	31

Expense Example - May 31, 2021 (Unaudited)

As a shareholder of The Jensen Quality Growth Fund Inc. (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2020 - May 31, 2021).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

32	The Jensen Quality Growth Fund Inc.	Annual Report

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period* Dec 1, 2020 – May 31, 2021
Actual	$1,000.00	$1,127.40	$4.30
Hypothetical (5% annual return before expenses)	1,000.00	1,020.89	4.08

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period* Dec 1, 2020 – May 31, 2021
Actual	$1,000.00	$1,125.00	$6.68
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.34

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period* Dec 1, 2020 – May 31, 2021
Actual	$1,000.00	$1,128.40	$3.34
Hypothetical (5% annual return before expenses)	1,000.00	1,021.79	3.18

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class Y	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period* Dec 1, 2020 – May 31, 2021
Actual	$1,000.00	$1,129.10	$2.76
Hypothetical (5% annual return before expenses)	1,000.00	1,022.34	2.62

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report	The Jensen Quality Growth Fund Inc.	33

Additional Information

1. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2021 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2021 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2021.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.52% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

2. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

3. Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website for Jensen Quality Growth Fund, www.JensenInvestment.com.

34	The Jensen Quality Growth Fund Inc.	Annual Report

4. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None
Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of Laika, Inc., an animation studio (2002 – present).
Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None

Annual Report	The Jensen Quality Growth Fund Inc.	35

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

36	The Jensen Quality Growth Fund Inc.	Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE
Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present).	N/A	Trustee of the Oregon State University Foundation (2008-present)
Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A
Shannon Contreras* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1973	Treasurer and Vice President	1 Year Term; Served since February 2020.	Director of Finance, Treasurer and Senior Compliance Officer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October 2014 – February 2020) of Jensen Investment Management, Inc.	N/A	N/A
Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Chief Compliance Officer and AML Officer; Vice President and Secretary	1 Year Term; Served since January 2018 (as Vice President and Secretary) and since February 2020 as Chief Compliance Officer and AML Officer.	Vice President and Secretary (January 2018-present) of the Fund; Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Investment Adviser and owns securities of the Investment Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he owns securities of the Adviser.

Annual Report	The Jensen Quality Growth Fund Inc.	37

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”) has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

●	Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

●	In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

38	The Jensen Quality Growth Fund Inc.	Annual Report

JN-ANNUALQG

Jensen Quality Growth Fund Inc.
Class I Shares	Class J Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue, Suite 2200
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

jenseninvestment.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/4/2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2021	FYE 5/31/20
Audit Fees	22,300	21,900
Audit-Related Fees	0	0
Tax Fees	4,000	3,750
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2021	FYE 5/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2021	FYE 5/31/2020
Registrant	4,000	3,750
Registrant’s Investment Adviser	26,000	31,900

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 4, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	8/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	8/42021

By (Signature and Title)*	/s/ Shannon Contreras
Shannon Contreras, Treasurer

Date	8/4/2021

* Print the name and title of each signing officer under his or her signature.

4